Goldman Sachs Trust

Goldman Sachs Structured Flex Funds
Class A Shares, Class C Shares, Institutional Shares, Class R Shares and
Class IR Shares of
Goldman Sachs Structured U.S. Equity Flex Fund
Goldman Sachs Structured International Equity Flex Fund (the “Funds”)

Supplement dated September 26, 2008 to the
Prospectuses dated February 29, 2008 (the “Prospectuses”)

The Funds may sell securities short, and may engage in swap transactions to establish both long and short positions. As a result of prevailing market conditions, the Funds have temporarily eliminated leverage from their investment strategies and will not engage in short sales or swap transactions. The Funds may effect new short sales or swap transactions in the future.

This Supplement should be retained with your Prospectus for future reference.

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